Summary prospectus

Value equity

Delaware Mid Cap Value Fund

Nasdaq ticker symbols
Class A	DLMAX
Class C	DLMCX
Class R	DLMRX

February 28, 2010

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/retail/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated February 28, 2010, are each incorporated by reference into this summary prospectus.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Delaware Mid Cap Value Fund

What is the Fund's investment objective?

Delaware Mid Cap Value Fund seeks capital appreciation.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's statutory prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%[1]	none
Exchange fees[2]	none	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	R
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.30%	1.00%	0.60%
Other expenses	1.91%	1.91%	1.91%
Total annual fund operating expenses	2.96%	3.66%	3.26%
Less fee waivers and expense reimbursements[3]	(1.71%)	(1.66%)	(1.76%)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.25%	2.00%	1.50%

1	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
2	Exchanges are subject to the requirements of each Delaware Investments ® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
3

The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or reimbursing expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.00% of the Fund's average daily net assets from February 28, 2010 through February 28, 2011. The Manager's waivers and reimbursements may only be terminated by agreement of the Manager and the Fund. In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A and Class R shares' 12b-1 fees from February 28, 2010 through February 28, 2011 to no more than 0.25% and 0.50%, respectively, of the classes' average daily net assets.

Expense example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's and Distributor's waivers and reimbursements for the one-year period and the total operating expenses without waivers for years 2 through 10.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if redeemed)
Class	A	C	C	R
1 year	$695	$203	$303	$153
3 years	$1,286	$967	$967	$839
5 years	$1,901	$1,752	$1,752	$1,550
10 years	$3,552	$3,807	$3,807	$3,438

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

What are the Fund's main investment strategies?

We invest primarily in investments of medium-sized companies whose stock prices appear low relative to their underlying value or future potential. Among other factors, we consider the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company that might suggest a more favorable outlook going forward. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt, and/or increase or initiate dividends. Under normal circumstances, at least 80% of the Fund's net assets will be in investments of medium-sized companies (the 80% policy). The Fund considers medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap® Value Index at the time of the Fund's investment. As of the Index's last reconstitution on May 31, 2009, the smallest company included in the Index had a market capitalization of $829 million and the largest company included in the Index had a market capitalization of $12.2 billion. The Fund's 80% policy can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any change.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the market risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Other principal risks include:

Risk	Definition
Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Counterparty	The risk that if a series enters into a derivative contract (such as a futures or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).
Derivatives risk	Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated.
Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.
Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How has Delaware Mid Cap Value Fund performed?

The bar chart and table below can help you evaluate the risks of investing in the Fund. The bar chart shows the annual returns for the Fund's Class A shares over the past calendar year. The table shows the average annual returns of the Class A, Class C, and Class R shares for the 1-year and lifetime periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would have been lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our web site at

www.delawareinvestments.com/performance

.

Year-by-year total return (Class A)

During the period illustrated in this bar chart, Class A's highest quarterly return was 18.38

%

for the quarter ended September 30, 2009 and its lowest quarterly return was -23.28% for the quarter ended December 31, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous sentence or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2009

	1 year	Lifetime[1]
Class A return before taxes	22.28%	-9.88%
Class A return after taxes on distributions	22.05%	-10.00%
Class A return after taxes on distributions and sale of Fund shares	14.48%	-8.39%
Class C return before taxes[2]	27.80%	-8.09%
Class R return before taxes	29.35%	-7.49%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	34.21%	-5.85%

1

The Fund's Class A shares commenced operations on February 1, 2008 and the Class C and Class R shares commenced operations on July 31, 2008.  The Index return for the Class C and Class R shares' lifetimes is -6.13%.  The Index reports returns as of the last day of the month.

2	Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class C would be 28.80% and -8.09% for the 1-year and lifetime periods, respectively.

The Fund's returns above are compared to the performance of the Russell Midcap Value Index. The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Value Index companies with lower price-to-book ratios and lower forecasted growth values.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio manager	Position with Delaware Management Company	Start date on the Fund
Christopher S. Beck, CFA	Senior Vice President, Senior Portfolio Manager	February 2008

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25. There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-577 [10/09] DG3 14868 [2/10]